UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12

Sonder Holdings Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee previously paid with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)1) and 0-11.

SONDER HOLDINGS INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 30, 2024

September 9, 2024
Dear Stockholder:
Please join us for the special meeting of stockholders (the “Special Meeting”) of Sonder Holdings Inc. (the “Company”) to be held on Monday, September 30, 2024 at 1:00 p.m., Eastern Time. The Special Meeting will be a completely “virtual meeting” of stockholders. You will be able to attend the Special Meeting as well as vote and submit your questions during the live webcast of the Special Meeting by visiting www.virtualshareholdermeeting.com/SOND2024SM and entering the 16-digit control number included on your proxy card or in the instructions that accompanied your proxy materials.
The Special Meeting is being held for the following purposes:
1.    Proposal No. 1 — To approve, for purposes of complying with Nasdaq Listing Rules 5635(b), (c), and (d), the issuance of shares of our common stock issuable upon conversion of the Preferred Shares (as defined in the accompanying Proxy Statement) (“Proposal No. 1” or, the “Nasdaq Proposal”);
2.    Proposal No. 2 — To approve an amendment to the Company’s amended and restated certificate of incorporation, as amended (the “Certificate of Incorporation”), to increase the Company’s authorized shares of capital stock from 272,000,000 shares to 401,809,144 shares, consisting of (a) (i) 149,809,144 shares of common stock, and (ii) 2,000,000 shares of special voting common stock, and (b) 250,000,000 shares of preferred stock, par value $0.0001 per share (the “preferred stock”) (“Proposal No. 2” or, the “Share Increase Amendment Proposal”); and
3.    Proposal No. 3 — To consider and vote upon a proposal (“Proposal No. 3” or, the “Adjournment Proposal” and, together with the Nasdaq Proposal and the Share Increase Amendment Proposal, the “Proposals”) to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Nasdaq Proposal or the Share Increase Amendment Proposal.
4.    To conduct any other business properly brought before the Special Meeting.
These items of business are more fully described in the Proxy Statement.
The record date for the Special Meeting is Monday, August 19, 2024 (the “Record Date”). Only stockholders of record at the close of business on the Record Date may vote at the Special Meeting or any adjournment thereof.
In the event of a change in the time, date or location of the Special Meeting, we will make an announcement, issue a press release or post information on the Investor Relations section of our website at www.sonder.com to notify stockholders, as appropriate. Information on or accessible through our website is not incorporated by reference in this Proxy Statement.
The Special Meeting will be conducted virtually via live audio webcast. You will be able to attend the Special Meeting virtually by visiting www.virtualshareholdermeeting.com/SOND2024SM and entering the 16-digit control number included on your proxy card or in the instructions that accompanied your proxy materials.
The Proxy Statement is available at: www.proxyvote.com.

By Order of the Board of Directors
Katherine E. Potter
Secretary
San Francisco, CA

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING, WHICH WILL BE HELD VIRTUALLY VIA THE INTERNET. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, YOUR VOTE IS IMPORTANT TO US. PLEASE VOTE AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING. YOU MAY VOTE YOUR SHARES BY TELEPHONE OR OVER THE INTERNET AS INSTRUCTED IN THESE MATERIALS. IF YOU RECEIVED A PROXY CARD OR VOTING INSTRUCTION CARD BY MAIL, YOU MAY SUBMIT YOUR PROXY CARD OR VOTING INSTRUCTION CARD BY COMPLETING, SIGNING, DATING AND MAILING YOUR PROXY CARD OR VOTING INSTRUCTION CARD IN THE ENVELOPE PROVIDED. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL ATTEND THE SPECIAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

SONDER HOLDINGS INC.
PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

Sonder Holdings Inc.
447 Sutter Street Suite 405 #542
San Francisco, CA 94108

PROXY STATEMENT
FOR SPECIAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I being provided with these materials?
This proxy statement (“Proxy Statement”) and the enclosed proxy card are first being sent to stockholders on or about September 9, 2024 in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of Sonder Holdings Inc. of proxies to be voted at our Special Meeting of Stockholders scheduled to be held virtually on September 30, 2024 at 1:00 p.m., Eastern Time (the “Special Meeting”), and at any postponements or adjournments of the Special Meeting.
This notice of special meeting and form of proxy is first being sent or given on or about September 9, 2024 to all stockholders of record as of August 19, 2024 (the “Record Date”). The proxy materials can be accessed as of September 9, 2024 by visiting www.proxyvote.com.
The Special Meeting will be a completely “virtual” meeting of stockholders. You are invited to attend the Special Meeting online, vote electronically, and submit your questions during the Special Meeting, by visiting www.virtualshareholdermeeting.com/SOND2024SM. You will need the 16-digit control number provided on your proxy card.
Who is Sonder Holdings Inc.?
Sonder is a leading global brand of premium, design-forward apartments and intimate boutique hotels serving the modern traveler. Launched in 2014, Sonder offers inspiring, thoughtfully designed accommodations and innovative, tech-enabled service combined into one seamless experience. Sonder properties are found in prime locations in over 40 markets, spanning ten countries and three continents. The Sonder app gives guests full control over their stay. Complete with self-service features, simple check-in and 24/7 on-the-ground support, amenities and services at Sonder are just a tap away, making a world of better stays open to all. In summer 2024, Sonder announced a strategic licensing agreement with Marriott International as Sonder enters an exciting new chapter.
In this Proxy Statement, unless the context requires otherwise, references to “Sonder,” the “Company”, “we”, “us” and “our” and similar references refer to Sonder Holdings Inc. and its wholly owned subsidiaries.
Why is Sonder holding a virtual meeting?
We have adopted a virtual meeting format for the Special Meeting to provide a consistent experience to all stockholders regardless of geographic location and enhance stockholder access and engagement.

How do I attend the Special Meeting?
Stockholders as of the Record Date are invited to participate in the completely virtual Special Meeting which will be conducted via live webcast. You are entitled to participate in the Special Meeting only if you were a Sonder stockholder of record as of the close of business on the Record Date, if a control number was included on your proxy card, or if you hold a valid proxy for the Special Meeting.
You will be able to participate in and to vote your shares online at the Special Meeting by visiting www.virtualshareholdermeeting.com/SOND2024SM. To participate in the Special Meeting, you will need the 16-digit control number included on your proxy card or in the instructions that accompanied your proxy materials. The Special Meeting webcast will begin promptly at 1:00 p.m., Eastern Time. Online access and check-in will begin at 12:45 p.m., Eastern Time, and you should allow sufficient time for the online check-in procedures. Information on or accessible through our website is not incorporated by reference in this Proxy Statement.
We are holding the Special Meeting online and providing internet voting to provide expanded access and to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your voting instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
Will I be able to participate in the virtual Special Meeting on the same basis I would be able to participate in a live stockholder meeting?
The online meeting format for our Special Meeting will enable full and equal participation by all our stockholders from any place in the world at little to no cost. We designed the format of our virtual Special Meeting to ensure that our stockholders who attend our Special Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation and communication through online tools. In the event of a change in the time, date or location of the Special Meeting, we will make an announcement, issue a press release or post information in the Investor Relations section of our website at investors.sonder.com to notify stockholders, as appropriate.
What can I do if I need technical assistance during the Special Meeting?
If you encounter any difficulties accessing the Special Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Special Meeting log-in page.
Who can vote at the Special Meeting?
Only stockholders of record of our common stock, par value $0.0001 per share, and special voting common stock, par value $0.0001 per share (collectively, the “common stock”) at the close of business on the Record Date of August 19, 2024, will be entitled to vote at the Special Meeting. On the Record Date, there were 11,585,625 shares of common stock, including 551,051 shares of special voting common stock, outstanding and entitled to vote. You have one vote for each share of common stock held by you as of the Record Date.
Stockholders of Record. If shares of our common stock are registered directly in your name with Sonder’s transfer agent, Computershare Inc., you are considered “stockholder of record” with respect to those shares, and you may vote those shares at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted.
Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the proxy materials were forwarded to you by your broker, bank or other nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker, bank or other nominee.
Is there a list of registered stockholders entitled to vote at the Special Meeting?
A list of registered stockholders entitled to vote at the Special Meeting will be made available for examination by any stockholder for any purpose germane to the meeting for a period of at least ten (10) days prior to the Special Meeting. If you would like to inspect the stockholder list, please contact Investor Relations at ir@sonder.com to make arrangements.
What am I voting on?
There are three matters scheduled for a vote at the Special Meeting:
•the Nasdaq Proposal;
•the Share Increase Amendment Proposal; and
•the Adjournment Proposal, if presented.
What if another matter is properly brought before the Special Meeting?
As of the date of this Proxy Statement, the Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy will vote the shares for which you grant your proxy on those matters in accordance with their best judgment.
What is the Board’s voting recommendation?
The Board recommends that you vote your shares:
•   “FOR” the Nasdaq Proposal;
•   “FOR” the Share Increase Amendment Proposal; and
•   “FOR” the Adjournment Proposal, if presented.
How do I vote and what are the voting deadlines?
For each of the matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are described below, based on the form of ownership of your shares:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote your shares online at the Special Meeting or vote by proxy (by telephone, through the Internet or by mail) without attending the Special Meeting.
•To vote by proxy through the Internet, go to the website www.proxyvote.com and follow the instructions provided on the website, 24 hours a day, 7 days a week, until 11:59 p.m. Eastern Time, on September 29, 2024. You will need the 16-digit Control Number included on your proxy card to obtain your records and to create an electronic voting instruction form.

•To vote by proxy over the telephone, dial 1-800-690-6903 using a touch-tone phone and follow the recorded instructions, 24 hours a day, 7 days a week, until 11:59 p.m. Eastern Time, on September 29, 2024. You will need the 16-digit Control Number included on your proxy card in order to vote by telephone.
•To vote by proxy through the mail, complete, sign and date the enclosed proxy card and return it in the pre-paid envelope provided to you, which must be received prior to the Special Meeting.
•To vote online at the Special Meeting, attend the virtual Special Meeting by visiting www.virtualshareholdermeeting.com/SOND2024SM. You will need your 16-Digit Control Number that is included in your proxy card or the instructions that accompanied your proxy materials in order to enter the Special Meeting and to vote during the Special Meeting.
Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote online at the Special Meeting even if you have already voted by proxy. Voting at the Special Meeting will have the effect of revoking your previously submitted proxy (see “Can I change my vote or revoke my proxy after submitting my proxy?” below).
Street Name Stockholder: Beneficial Owner of Shares Registered in the Name of Broker, Bank or Other Nominee
If you are a street name stockholder, you should have received the voting instructions from your broker, bank, or other nominee rather than from Sonder. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. We therefore recommend that you follow the voting instructions in the materials you receive. If your voting instruction form indicates that you may vote your shares through the proxyvote.com website, then you may vote those shares at the Special Meeting with the control number indicated on that voting instruction form. Otherwise, you may not vote your shares at the Special Meeting unless you follow the instructions included with your proxy material and obtain a legal proxy from your broker, bank or other nominee.
Can I change my vote or revoke my proxy after submitting my proxy?
Yes. You can change your vote or revoke your proxy at any time before the final vote at the Special Meeting. If you are the stockholder of record for your shares, you may change your vote or revoke your proxy before the Special Meeting in any one of the following ways (subject to the applicable deadlines for each method as set forth above under “How do I vote and what are the voting deadlines?”):
•    You may submit another properly completed and signed proxy card with a later date.
•    You may submit a subsequent proxy by telephone or through the Internet.
•    You may send a timely written notice that you are revoking your proxy to Sonder’s Secretary or Chief Executive Officer at 447 Sutter Street Suite 405 #542, San Francisco, CA 94108.
•    You may virtually attend the Special Meeting and vote electronically by going to www.virtualshareholdermeeting.com/SOND2024SM and using your unique control number that was included on your proxy card. Simply attending the Special Meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or Internet proxy is the one that is counted, so long as it is provided within the applicable deadline.
If you are a street name stockholder, you should follow the instructions provided by your broker, bank or other nominee to change your vote or revoke your proxy.

If you have any questions or need assistance in voting your shares or authorizing your proxy, please call the firm assisting us in the solicitation of proxies (as described below):
Sodali & Co. LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Stockholders: (800) 662-5200
Brokers: (203) 658-9400
Email: SOND.info@investor.sodali.com
What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?
We must vote your shares as you have instructed. If you are a stockholder of record and you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted in accordance with the Board recommendations stated above, namely:
•“FOR” the Nasdaq Proposal;
•“FOR” the Share Increase Amendment Proposal; and
•“FOR” the Adjournment Proposal, if presented.
If other matters properly come before the Special Meeting, or any adjournment or postponement thereof, and you do not provide specific voting instructions, your shares will be voted as recommended by the Board.
If you are a street name stockholder, you must provide voting instructions to your broker, bank or other nominee in accordance with their instructions in order for your shares to be properly voted. Please see “What are ‘broker non-votes’?” below regarding the ability of brokers, banks and other such holders of record to vote the uninstructed shares of their clients or other beneficial owners in their discretion and for an explanation of broker non-votes.
What are “broker non-votes”?
Broker non-votes can occur when a street name stockholder does not give instructions to their broker, bank or other nominee. Under rules that govern brokers, banks, and other agents that are record holders of company stock held in brokerage accounts for their clients who beneficially own such shares, if the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered “routine” (discretionary matters), but cannot vote the shares with respect to “non-routine” (non-discretionary) matters. A “broker non-vote” occurs when a broker, bank, or other nominee submits a proxy for the Special Meeting but does not vote on a particular proposal because they either (i) do not choose to exercise their discretionary voting power or (ii) do not have discretionary voting power with respect to that proposal and have not received instructions from the beneficial owner.
Proposal No. 1 (the Nasdaq Proposal) and Proposal No. 2 (the Share Increase Amendment Proposal) in this Proxy Statement are not considered “routine” matters, and without your instructions, your broker cannot vote your shares. Proposal No. 3 is considered a “routine” matter, and your broker is entitled to vote your shares absent voting instructions from you.
How many votes are needed to approve each proposal?
•Proposal No. 1 (the Nasdaq Proposal): The Nasdaq Proposal requires the affirmative vote of holders of a majority of the shares of common stock on the Record Date that are cast affirmatively or negatively (in person or by proxy) with respect to the Nasdaq Proposal at the Special Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
•Proposal No. 2 (the Share Increase Amendment Proposal): The Share Increase Amendment Proposal requires the affirmative vote of holders of a majority of the shares of common stock outstanding on the Record Date and entitled to vote on the matter. Abstentions and broker non-votes will have the same effect as an “Against” vote on this proposal.
•Proposal No. 3 (the Adjournment Proposal): The Adjournment Proposal requires the affirmative vote of holders of a majority of the shares of common stock on the Record Date that are cast affirmatively or negatively (in person or by proxy) with respect to the Adjournment Proposal at the Special Meeting. Abstentions will have no effect on the outcome of this proposal. Brokers are entitled to vote on the Adjournment Proposal absent voting instructions from the beneficial holder because the proposal is considered “routine”.

Proposal	Vote Required	Discretionary Voting Allowed?
No. 1. Nasdaq Proposal	Majority Cast	No
No. 2. Share Increase Amendment Proposal	Majority Outstanding	No
No. 3. Adjournment Proposal	Majority Cast	Yes
None of the proposals, if approved, entitles stockholders to appraisal rights under Delaware law or our charter.
What is the effect of withhold authority votes, abstentions and broker non-votes?
Abstentions: Under Delaware law (under which Sonder is incorporated), abstentions are counted as shares present and entitled to vote at the Special Meeting for purposes of determining existence of a quorum, but they are not counted as votes cast. Because abstentions are not considered votes cast, an abstention will not have any effect on the outcome of Proposal No. 1 (the Nasdaq Proposal) or Proposal No 3 (Adjournment Proposal); however, abstentions will have the same effect as votes against the Share Increase Amendment Proposal.
Broker Non-Votes: Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Special Meeting. However, brokers are not entitled to vote on “non-routine” proposals under Delaware law. Broker non-votes will have no effect on the outcome of the vote on Proposal No. 1 (Nasdaq Proposal) and broker non-votes will have the same effect as votes against Proposal No. 2 (Share Increase Amendment Proposal). If you hold your shares in street name and you do not instruct your broker, bank or other nominee how to vote your shares for Proposal No. 1 and Proposal No. 2, no votes will be cast on your behalf for any of these proposals. Brokers are entitled to vote on Proposal No. 3 absent voting instructions from the beneficial holder because the proposal is considered “routine”. Therefore, it is critical that you indicate your vote on Proposal No. 1, Proposal No. 2 and Proposal No. 3 if you want your vote to be counted.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid stockholder meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares of common stock entitled to vote are present online (by remote communication) or represented by proxy at the Special Meeting. On the Record Date, there were 11,585,625 shares of common stock, including 551,051 shares of special voting common stock, outstanding and entitled to vote. Thus, the holders of at least 5,792,813 shares of common stock must be present online (by remote communication) or represented by proxy at the Special Meeting to have a quorum. Abstentions and “broker non-votes” that are present and entitled to vote are counted for purposes of determining a quorum.
If there is no quorum, then either the chair of the Special Meeting or the holders of a majority of the shares present at the Special Meeting in person or represented by proxy may adjourn the meeting to another date.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board. Francis Davidson, our Chief Executive Officer (our “CEO”), and Katherine E. Potter, our Chief Legal and Administrative Officer and Secretary, have been designated as proxy holders for the Special Meeting by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board on the proposals as described above. If any other matters are properly brought before the Special Meeting, then the proxy holders will use their own judgment to determine how to vote your shares. If the Special Meeting is postponed or adjourned, then the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.
Who will solicit proxies on behalf of the Board and who is paying for such solicitation?
Our Board is soliciting proxies for use at the Special Meeting by means of the proxy materials. We have engaged Sodali & Co. LLC (“Sodali”) to assist with the solicitation of proxies for an estimated fee of $10,000 plus reimbursement of expenses. We have also agreed to indemnify Sodali against certain liabilities arising out of our agreement with Sodali. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications or other means by Sodali and our directors, officers or employees. No additional compensation will be paid to our directors, officers or employees for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.
How are votes counted?
A representative of Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspector of election.
Will my vote be kept confidential?
Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.

How can I find out the results of the voting at the Special Meeting?
Final voting results will be reported in a Current Report on Form 8-K (“Form 8-K”) that we expect to file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Special Meeting, we intend to file a Form 8-K to report the preliminary voting results within four business days after the Special Meeting and to file an additional Form 8-K (or an amendment to the Form 8-K reporting the preliminary voting results) to report the final voting results within four business days after the final voting results are known to us.
How can I contact Sonder’s transfer agent?
You may contact our transfer agent, Computershare Inc., by telephone at 1-800-736-3001 or by writing Computershare Inc., at P.O. Box 43006, Providence, RI 02940-3078. You may also access instructions with respect to certain stockholder matters (e.g., change of address) via the Internet at www.computershare.com.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
The Board of Directors knows of no matters to come before the Special Meeting other than the matters referred to in this Proxy Statement. However, if any other matters should properly come before the meeting, the persons named in the enclosed proxy intend to vote in accordance with their best judgment. See “Proposal No. 1: The Nasdaq Proposal — Executive Officer and Director Interest,” “Proposal No. 2: The Share Increase Amendment Proposal — Executive Officer and Director Interest” and “Proposal No. 3: The Adjournment Proposal — Executive Officer and Director Interest,” for a description of any interest of our directors and officers, direct or indirect, by security holdings or otherwise, in the matters to be acted upon at the Special Meeting as described in this Proxy Statement.

PROPOSAL NO. 1: THE NASDAQ PROPOSAL
Overview
In order to comply with Nasdaq Listing Rule 5635, as described in more detail below, our stockholders are being asked to approve the issuance of all of the shares of our common stock that may be issued upon conversion of the Preferred Shares (as defined below) (the “Conversion Shares”), which (i) may be deemed under Nasdaq’s interpretations to result in a “change of control”, (ii) may result in Conversion Shares being issued at a discount to the price of our common stock immediately prior to the entrance into the Purchase Agreements (as defined below) to our Chief Executive Officer, Francis Davidson, and a member of our board of directors, Sanjay Banker, and (iii) will exceed 20% of our outstanding shares of common stock at a discount to the price of our common stock immediately prior to the entrance into the Purchase Agreements.
Background
On August 13, 2024, we entered into Securities Purchase Agreements (the “Purchase Agreements”) with certain purchasers described below (collectively, the “Purchasers” and each a “Purchaser”), pursuant to which we agreed to issue and sell to the Purchasers in a private placement (the “Private Placement”) an aggregate of 43,300,000 shares of our Series A Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Shares”), for $1.00 per Preferred Share, and having an initial conversion price of $1.00 (See “—Description of Preferred Shares—Conversion Price” below), having the rights, preferences, privileges and restrictions set forth in the Certificate of Designation filed with the Delaware Secretary of State on August 13, 2024 (the “Certificate of Designation”). Pursuant to the terms and conditions of the Certificate of Designation, each Preferred Share may be converted into a number of shares of common stock per Preferred Share equal to (x) the Liquidation Preference (as defined in the Certificate of Designation), plus an amount equal to all accumulated and unpaid dividends on such share (including dividends accrued and unpaid on previously unpaid dividends) divided by (y) the Optional Conversion Price (as defined in the Certificate of Designation). Moelis & Company LLC acted as placement agent and received customary placement agent fees in connection with the Private Placement. We intend to use the proceeds from the Private Placement for working capital and general corporate purposes. The Certificate of Designation provides that no holder of Preferred Shares will be entitled to receive Conversion Shares to the extent that such receipt would exceed such holder’s pro rata portion of the 19.99% Cap (as defined in the Certificate of Designation), or if such conversion would otherwise result in a “change of control” within the meaning of Nasdaq Listing Rule 5635(b), unless the Company shall have obtained stockholder approval.
The Private Placement will take place in two separate closings. The first closing took place on August 13, 2024 (the “First Closing”), and we issued an aggregate of 14,692,000 Preferred Shares. The second closing will include the issuance and sale of an additional 28,608,000 Preferred Shares (the “Subsequent Closing”) and is conditioned upon, among other customary closing conditions, us filing our annual report on Form 10-K for the fiscal year ended December 31, 2023 and our quarterly reports on Form 10-Q for the fiscal quarters ended March 31, 2024 and June 30, 2024 (the “Late SEC Filings”). The Special Meeting is intended to satisfy our agreement with the Purchasers to hold a meeting of our stockholders for the purpose of obtaining stockholder approval as soon as reasonably practicable following the First Closing, but in any event within 30 calendar days after we have filed the Late SEC Filings.
The Preferred Shares and Conversion Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. We relied on the private placement exemption from registration provided by Section 4(a)(2) of the Act and by Rule 506 of Regulation D promulgated thereunder, and in reliance on similar exemptions under applicable state laws. We relied on this exemption from registration based in part on representations made by the Purchasers, including that each Purchaser is an “accredited investor,” as defined in Rule 501(a) promulgated under the Securities Act.

In addition, pursuant to the terms and conditions of the Purchase Agreement, we agreed to file a registration statement with the SEC covering resales of the Conversion Shares no later than 30 calendar days following the date we file the Late SEC Filings, and to use our commercially reasonable efforts to have such registration statement declared effective within 45 to 90 days thereafter, depending on whether or not the SEC notifies us that it will “review” the registration statement. We will bear all expenses of such registration of the resale of the Conversion Shares.
The Purchasers consist of a select group of existing stockholders who are qualified institutional buyers, institutional accredited investors or accredited investors and include affiliates of Atreides Management, LP, the beneficial owner of 9.15% of our common stock prior to the First Closing, Francis Davidson, our CEO and Chairman of the Board and the beneficial owner of 5.4% of our common stock prior to the First Closing, and Sanjay Banker, a member of the Board. Each of the affiliates of Atreides Management, LP, Mr. Davidson and Mr. Banker participated on the same terms and subject to the same conditions as all other Purchasers, except with respect to certain expense reimbursements for one of the Purchasers, and each of Mr. Davidson and Mr. Banker agreed that their Preferred Shares will not be convertible until the Company receives stockholder approval pursuant to Nasdaq Listing Rule 5635.
Each of the Purchasers and certain other stockholders have agreed pursuant to Voting Agreements with us (collectively, the “Voting Agreements”) to vote all shares of voting capital stock of the Company owned thereby (excluding the shares acquired at the First Closing that are prohibited from voting) in favor of the Nasdaq Proposal. As of the date of this Proxy Statement, the aggregate number of shares of voting capital stock of the Company subject to such Voting Agreements (excluding any shares issuable upon conversion of Preferred Shares held by such investors) is equal to 6,058,248, representing approximately 52% of the issued and outstanding shares of voting capital stock of the Company as of the Record Date.
Description of Preferred Shares
Form. The Preferred Shares were and will be issued in book entry form to the Purchasers.
Rank. The Preferred Shares rank, with respect to dividend rights and rights upon liquidation, dissolution or winding up of the Company, senior to all classes of common stock, special voting common stock and each other class or series of equity security of the Company which is not expressly senior or on parity with the Preferred Shares.

Dividends. Holders of the Preferred Shares are entitled to receive, when, as and if declared by the Board of Directors of the Company, cumulative dividends in cash (subject to certain conditions), at a rate of (a) fifteen percent (15.00%) from August 13, 2024 through August 13, 2025, (b) ten percent (10.00%) from August 14, 2025 through August 13, 2027, and (c) five percent (5.00%) from August 14, 2027 through August 13, 2028 on the sum of (i) the liquidation preference per Preferred Share and (ii) all accumulated and unpaid dividends (if any), payable quarterly, in arrears. Dividends accumulate on a daily basis from the most recent date as to which dividends have been paid, or, if no dividends have been paid, from the date of issuance of such Preferred Shares (whether or not (i) any of the Company’s agreements prohibit the current payment of dividends, (ii) there shall be earnings or funds of the Company legally available for the payment of such dividends or (iii) the Company declares the payment of dividends), until the earlier of: (i) the date that the Company publicly reports that it has realized at least $87 million of free cash flow (representing cash used in operating activities plus cash used in investing activities) over a twelve month period; or (ii) August 13, 2028.
Duration and Conversion. The Preferred Shares have no stated maturity and will remain outstanding indefinitely unless converted into common stock. A portion of the Preferred Shares issued in the First Closing are immediately convertible on the date of issuance, subject to a limitation on conversion prior to our receipt of stockholder approval pursuant to Nasdaq Listing Rule 5635. The remaining Preferred Shares issued in the First Closing and all of the Preferred Shares issued in the Subsequent Closing will be convertible on the date that we receive stockholder approval pursuant to Nasdaq Listing Rule 5635. The Preferred Shares are not subject to mandatory redemption or conversion.

Conversion Price. The Preferred Shares are convertible, at the election of each holder, into shares of the Company’s common stock by providing written notice to the Company. The Preferred Shares will be convertible at a price per share equal to the lower of (i) $1.00 and (ii) a 10% discount to the lowest daily VWAP (as defined in the Certificate of Designation) in the seven (7) trading days prior to the conversion date (the “Conversion Price”); provided that the Conversion Price shall not be less than $0.50.
Transferability. The Preferred Shares are not registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Subject to the applicable securities laws, the Preferred Shares may be transferred at the option of the holder upon execution by the transferee or assignee of the Adoption Agreement, set forth as Exhibit A to the Voting Agreement. Under the Purchase Agreements, the resale of the Conversion Shares will have the benefit of registration rights.
Adjustments. The Conversion Price of the Preferred Shares and the number of shares of our common stock issuable upon the conversion of the Preferred Shares are subject to adjustment in certain circumstances.
Rights Upon Distribution of Assets. If we declare or make certain payments, dividends or other distributions of our assets or securities to holders of shares of our common stock, the Conversion Price in effect immediately prior to the record date fixed for determination of holders entitled to receive the distribution shall be reduced pursuant to certain formulas set forth in the Certificate of Designation and the number of shares issuable upon conversion of the Preferred Shares shall be adjusted accordingly.

Listing. There is no established public trading market for the Preferred Shares, and we do not expect a market to develop. In addition, we do not intend to apply for listing of the Preferred Shares on any national securities exchange or other nationally recognized trading system.
Fundamental Transactions. In the event of any fundamental transaction, as described in the Certificate of Designation and generally including any merger with or into another entity (excluding a merger effected solely to change our name or domicile), sale of all or substantially all of our assets, tender offer or exchange offer, or reclassification of our common stock, the Preferred Shares are, after the Company receives written notice from a holder, redeemable for the greater of (i) the Liquidation Preference, plus an amount equal to all accumulated and unpaid dividends on the Preferred Shares or (ii) the amount that such holder would have received in the fundamental transaction on an as-converted basis.
Rights as a Stockholder. Until the Company obtains the requisite stockholder approval, the holders of the Preferred Shares do not have any voting rights until they convert their Preferred Shares. Once the Company obtains stockholder approval, subject to certain limitations set forth in the Certificate of Designation, the Preferred Shares will be entitled to vote on all matters submitted to the stockholders for a vote together with the holders of the common stock and special voting common stock as a single class, on an as-converted basis, with a number of votes per share equal to (x) the Liquidation Preference, plus an amount equal to all accumulated and unpaid dividends on such shares (including dividends accrued and unpaid on previously unpaid dividends) divided by (y) $1.47 (as adjusted for any stock dividends, splits, combinations or other similar events on the common stock or Preferred Shares).
Adverse Effects of Approval of this Proposal
The approval of this Nasdaq Proposal will result in the issuance to the Purchasers upon conversion of the Preferred Shares of (assuming the minimum Conversion Price and assuming the maximum accrual of dividends) up to 127,030,466 shares of common stock, which would dilute the ownership interest of our existing stockholders. Furthermore, after we obtain stockholder approval of the Nasdaq Proposal and the Share Increase Amendment Proposal, the Purchasers will be able to exercise voting rights and vote together with holders of our common stock and special voting common stock, as a single class, on an as-converted basis subject to the terms of the Certificate of Designation, even prior to converting the Preferred Shares.

Certain holders of Preferred Shares have made an election to be subject to the Beneficial Ownership Limitation (as defined in the Certificate of Designation), which provides that a holder that makes an election will not have the right to convert any portion of its Preferred Shares to the extent that, after giving effect to an attempted conversion, such holder would beneficially own in excess of a percentage (specified by the holder) of the shares of common stock outstanding immediately after giving effect to such conversion, and will not have the right to vote any such shares over such percentage. Although, due to the election by certain holders to set their Beneficial Ownership Limitation to less than 10%, there are currently no holders that own or will beneficially own more than 10% of our issued and outstanding shares of common stock on an as-converted  basis (the “Significant Stockholders”), such holders may from time to time change the Beneficial Ownership Limitation to any other percentage up to 19.9% specified in a written notice to the Company. Therefore, there may be holders that would constitute Significant Stockholders upon changing such holders’ Beneficial Ownership Limitation. There may also be holders that will constitute Significant Stockholders when the cap on conversion in the Certificate of Designation is removed after we obtain stockholder approval of the Nasdaq Proposal and the Share Increase Amendment Proposal.
As a result, if the Nasdaq Proposal is approved, even without effecting a conversion of any Preferred Shares, the Significant Stockholders may exercise a significant level of control over all matters requiring stockholder approval, including the election of directors, amendment of our Certificate of Incorporation (as defined below), and approval of significant corporate transactions. This control could have the effect of delaying or preventing a change of control of our Company or changes in management and will make the approval of certain transactions difficult or impossible without the approval of some or all of the Significant Stockholders, which in turn could reduce the price of our common stock. In addition, the sale into the public market of the Conversion Shares could materially and adversely affect the market price of our common stock.
Reasons for Requesting Stockholder Approval
Nasdaq Listing Rule 5635(b) requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of the issuer. Generally, Nasdaq interpretations provide that the acquisition of 20% of the shares of an issuer by one person or a group of affiliated persons may be deemed a change of control of such issuer. The Certificate of Designation provides that no holder of Preferred Shares will be entitled to receive Conversion Shares to the extent that such conversion would result in a “change of control” within the meaning of Nasdaq Listing Rule 5635(b), unless the Company shall have obtained stockholder approval. Without this limitation, the conversion of Preferred Shares to shares of our common stock may result in the issuance of more than 20% of our common stock and in a change of control under the Nasdaq interpretations of Nasdaq Listing Rule 5635(b). Stockholders should note that a “change of control,” as described under Nasdaq Listing Rule 5635(b), applies only with respect to the application of such rule, and does not necessarily constitute a “change of control” for purposes of Delaware law, our organizational documents or any other agreements to which we may be a party.
Nasdaq Listing Rule 5635(c) requires stockholder approval prior to the issuance of our common stock or securities convertible into or exercisable for our common stock in any transaction in which officers, directors, employees, or consultants receive common stock or securities convertible into or exercisable for common stock for less than market value. Because Francis Davidson is an officer of the Company and Sanjay Banker is a member of our board of directors, the sale of the Preferred Shares to each of Mr. Davidson and Mr. Banker, on the same terms as the other investors in the Private Placement, is subject to Nasdaq Listing Rule 5635(c), and no common stock may be issued upon the conversion of the Preferred Shares held by Mr. Davidson or Mr. Banker prior to obtaining the stockholder approval. For this reason, Mr. Davidson and Mr. Banker each agreed with the Company that none of their Preferred Shares would be convertible into shares of common stock prior to the Company’s receipt of stockholder approval pursuant to Nasdaq Listing Rule 5635(c).
Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions, other than public offerings, resulting in the issuance of greater than 20% of the outstanding common stock or voting power of the issuer prior to the offering at a price less than the “Minimum Price,” which Nasdaq defines as the lower of the issuer’s most recent closing price immediately prior to signing the binding agreement for the transaction or the average of the closing price for the five trading days immediately preceding the signing of the binding agreement. Due to the number of Preferred Shares issued in the Private Placement and the fact that the Conversion Price per share is less than the “Minimum Price”, the conversion of Preferred Shares over 20% of our outstanding common stock at the time the Purchase Agreement was signed requires stockholder approval pursuant to Nasdaq Listing Rule 5635(d). The Certificate of Designation also provides that no holder of Preferred Shares will be entitled to receive Conversion Shares to the extent that such receipt would exceed such holder’s pro rata portion of the 19.99% Cap, unless the Company shall have obtained stockholder approval.
Pursuant to the Purchase Agreements, the Company agreed to hold a meeting of our stockholders for the purpose of obtaining such stockholder approval pursuant to Nasdaq Listing Rules 5635(b), (c) and (d) as soon as reasonably practicable following the First Closing, but in any event within 30 calendar days after the Company has filed the Late SEC Filings. The Special Meeting is intended to satisfy such obligation.
Our board of directors has determined that approval of the Nasdaq Proposal is in our and our stockholders’ best interests.
Executive Officer and Director Interest
Mr. Davidson and Mr. Banker are owners of Preferred Shares. Because approval of the Nasdaq Proposal will enable Mr. Davidson and Mr. Banker to convert their Preferred Shares to shares of common stock, Mr. Davidson and Mr. Banker have an interest in this Proposal No. 1. Our other directors and executive officers do not have an interest in this Proposal No. 1.
Appraisal or Dissenters’ Rights
Pursuant to the General Corporation Law of the State of Delaware (“DGCL”), stockholders are not entitled to appraisal rights or dissenters’ rights with respect to the Nasdaq Proposal.
Vote Required and Recommendation of Board
The affirmative vote of the holders of a majority of the shares of common stock on the Record Date that are cast affirmatively or negatively (in person or by proxy) with respect to the Nasdaq Proposal at the Special Meeting will constitute the approval of the Nasdaq Proposal. An abstention, broker non-vote or a failure to submit a proxy or vote at the Special Meeting will have no effect on the outcome of the Nasdaq Proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NASDAQ PROPOSAL.

PROPOSAL NO. 2: THE SHARE INCREASE AMENDMENT PROPOSAL
Overview
Our stockholders are being asked to approve an amendment to our Certificate of Incorporation to increase the number of the Company’s authorized shares of capital stock, including shares of common stock. On August 27, 2024, the Board approved an amendment to the Certificate of Incorporation to increase the number of the Company’s authorized shares of capital stock from 272,000,000 shares to 401,809,144 shares, including (a) (i) 149,809,144 shares of common stock and (ii) 2,000,000 shares of special voting common stock, and (b) 250,000,000 shares of preferred stock (the “Share Increase Amendment Proposal”).
Form of the Share Increase Amendment
The proposed amendment (the “Share Increase Amendment”) would only amend the first paragraph of Article IV of our Certificate of Incorporation to read in its entirety as follows:
“The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Company is authorized to issue is 401,809,144 shares, consisting of (a) 151,809,144 shares of General Common Stock (the “General Common Stock”), including (i) 149,809,144 shares of Common Stock (the “Common Stock”), and (ii) 2,000,000 shares of Special Voting Common Stock (the “Special Voting Common Stock”), and (b) 250,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).”
The summary above is wholly qualified by the complete text of the Certificate of Amendment of Certificate of Incorporation, in the form attached hereto as Appendix A and incorporated herein by reference.
Background and Reasons for the Share Increase Amendment Proposal
The Certificate of Incorporation currently authorizes the issuance of up to 272,000,000 shares of capital stock, consisting of (a) (i) 20,000,000 shares of common stock and (ii) 2,000,000 shares of special voting common stock and (b) 250,000,000 shares of preferred stock. As of the close of business on the Record Date, there were (a) 11,034,574 shares of common stock issued and outstanding, and (b) 551,051 shares of special voting common stock issued and outstanding.
Purpose of the Share Increase Amendment
Pursuant to the Purchase Agreements, the Company agreed, and the Board believes it is in the best interest of the Company, to increase the number of authorized shares of common stock by 124,809,144 shares of common stock in order to ensure that there are a sufficient number of authorized shares of common stock reserved for issuance of all Conversion Shares (including Conversion Shares issuable in respect of accumulated and unpaid dividends on such Preferred Shares (including dividends accrued and unpaid on previously unpaid dividends)). The Board also believes it is in the best interest of the Company to increase the number of authorized shares of common stock by an additional 5,000,000 shares of common stock in order to give the Company greater flexibility in considering and planning for future general corporate needs, including, but not limited to, grants under equity compensation plans, stock splits, financings, potential strategic transactions, as well as other general corporate transactions. The Board also believes that additional authorized shares of common stock will enable the Company to take timely advantage of market conditions and favorable financing and acquisition opportunities that may become available to the Company by allowing the issuance of such shares without the expense and delay of another stockholder meeting.
At this time, the increase in authorized shares of the Company’s common stock is not in any way related to any plans or intentions to enter into a merger, consolidation, acquisition or similar business combination transaction. Furthermore, the Certificate of Designation for the Preferred Shares provides that, subject to certain exceptions set forth in the Certificate of Designation, the Company may only issue up to 1.5 million shares of common stock, and may not increase the number of authorized shares of common stock, except in connection with obtaining stockholder approval as provided herein, in each case prior to July 1, 2025.
Rights of Additional Authorized Shares
Any newly authorized shares of common stock will be identical to the shares of common stock now authorized and outstanding. The Share Increase Amendment will not alter the voting powers or relative rights of the common stock, the special voting common stock or the Preferred Shares. In accordance with the Certificate of Incorporation and the DGCL, any of our authorized but unissued shares of preferred stock are “blank check” preferred stock which shall have such voting rights, dividend rights, liquidation preferences, conversion rights and perceptive rights as may be designated by the Board pursuant to a certificate of designation. We are not seeking to increase the number of authorized shares of preferred stock.
Potential Adverse Effects of the Share Increase Amendment
The adoption of the Share Increase Amendment will have no immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders. The Board has no current plans to issue shares from the additional authorized shares provided by the Share Increase Amendment Proposal other than the issuances of shares of common stock pursuant to its 2021 Inducement Equity Incentive Plan, as amended, and 2021 Equity Incentive Plan. Furthermore, the Certificate of Designation for the Preferred Shares provides that, subject to certain exceptions set forth in the Certificate of Designation, the Company may only issue up to 1.5 million shares of common stock prior to July 1, 2025. However, any future issuance of additional authorized shares of our common stock may, among other things, dilute the earnings per share of common stock and the equity and voting rights of those holding common stock or special voting common stock at the time the additional shares are issued. Additionally, this potential dilutive effect may cause a reduction in the market price of our common stock.
Potential Anti-Takeover Effects
By increasing the number of authorized but unissued shares of common stock, thus increasing the total amount of the Company’s authorized shares of capital stock, our ability to issue additional shares of common stock could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, our ability to issue additional shares of common stock could adversely affect the ability of third parties to take over the Company or effect a change of control of the Company by, for example, permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company that the Board determines is not in the Company’s best interests or in the best interests of our stockholders. The ability of the Board to cause the Company to issue substantial amounts of common stock or preferred stock without the need for stockholder approval, except as may be required by law or regulation, upon such terms and conditions as the Board may determine from time to time in the exercise of its business judgment may, among other things, result in practical impediments with respect to changes in control of the Company or have the effect of diluting the stock ownership of holders of common stock seeking to obtain control of the Company. The issuance of common stock or preferred stock, while providing desirable flexibility in connection with potential financings and other corporate transactions, may have the effect of discouraging, delaying or preventing a change in control of the Company. The Board, however, does not intend or view the Share Increase Amendment Proposal to effect the Share Increase Amendment as an anti-takeover measure, nor does the Board contemplate using the resulting increase in shares of common stock (the “Share Increase”) in this manner at any time in the foreseeable future.
Appraisal or Dissenters’ Rights
Pursuant to the DGCL, stockholders are not entitled to appraisal rights or dissenters’ rights with respect to the Share Increase Amendment or the Share Increase.
Effectiveness of Share Increase Amendment
If the Share Increase Amendment Proposal is approved by the stockholders at the Special Meeting, the Share Increase Amendment will become effective upon the filing of a certificate of amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. The Board will have sole and absolute discretion to determine the time and date, if at all, of the filing of the Share Increase Amendment.
Executive Officer and Director Interest
Mr. Davidson and Mr. Banker are owners of Preferred Shares. Because a portion of the Share Increase will be used to reserve shares of common stock for issuance upon conversion of the Preferred Shares, Mr. Davidson and Mr. Banker have an interest in this Proposal No. 2. Our other directors and executive officers do not have an interest in this Proposal No. 2.
Vote Required and Recommendation of Board
The affirmative vote of a majority of the shares of our common stock outstanding on the Record Date and entitled to vote on the matter is required to approve the Share Increase Amendment Proposal. Abstentions and broker non-votes, if any, will have the same effect as votes against the Share Increase Amendment Proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE SHARE INCREASE AMENDMENT PROPOSAL.

PROPOSAL NO. 3: THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Nasdaq Proposal or the Share Increase Amendment Proposal. In no event will the Board adjourn the Special Meeting beyond the date by which it may properly do so under our Certificate of Incorporation, bylaws and Delaware law.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for the approval of the Nasdaq Proposal or the Share Increase Amendment Proposal.
Executive Officer and Director Interest
Mr. Davidson and Mr. Banker are owners of Preferred Shares, and because Mr. Davidson and Mr. Banker have an interest in each of Proposal No. 1 and Proposal No. 2, and this Proposal No. 3 will allow the Board to adjourn the Special Meeting to permit further solicitation of proxies if there are insufficient votes to approve Proposal No. 1 or Proposal No. 2, they each have an interest in this Proposal No. 3. Our other directors and executive officers do not have an interest in this Proposal No. 3.
Vote Required and Recommendation of Board
The affirmative vote of the holders of a majority of the shares of common stock on the Record Date that are cast affirmatively or negatively (in person or by proxy) with respect to the Adjournment Proposal at the Special Meeting will constitute the approval of the Adjournment Proposal. An abstention or a failure to submit a proxy or vote at the Special Meeting will have no effect on the outcome of the Adjournment Proposal. Brokers are entitled to vote on the Adjournment Proposal absent voting instructions from the beneficial holder because the proposal is considered “routine”.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

HOUSEHOLDING OF PROXY MATERIALS
Unless we have received contrary instructions, the Company may send a single copy of the proxy statement to its stockholders who have the same address and last name.

Upon the written or oral request of a stockholder at a shared address to which a single copy of this proxy statement was delivered, Sodali, the Company’s proxy solicitor, will promptly deliver a separate copy of such document to the requesting stockholder. Requests should be made to:

Sodali & Co. LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: SOND.info@investor.sodali.com

Any of our stockholders sharing an address who are receiving multiple copies of this proxy statement may request delivery of a single copy of such documents by writing to Sodali at the address above or calling Sodali at the telephone number above. Each stockholder will continue to receive a separate proxy card. This procedure, called “householding,” will reduce the volume of duplicate information stockholders receive and reduce the Company’s printing and postage costs.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information known to us regarding beneficial ownership of our voting securities as of September 6, 2024 by:

• each person known by us to be the beneficial owner of more than 5% of any class of our voting securities;
• each of our named executive officers;
• each of our directors; and
• all current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if they possess the sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days of September 6, 2024.

Percentage ownership of our voting securities is based on 11,585,625 shares of our common stock issued and outstanding as of September 6, 2024, assumes that none of the up to 725,000 shares of common stock in potential Earn Out Shares (as defined below) will be earned within 60 days of September 6, 2024 and are therefore excluded, and is adjusted for the 1-for-20 reverse stock split (the “Reverse Stock Split”) effected on September 20, 2023. In connection with the business combination (the “Business Combination”) by and among Gores Metropoulos II, Inc. (“GMII”), two subsidiaries of GMII, and Sonder Operating Inc., a Delaware corporation formerly known as Sonder Holdings Inc. (“Legacy Sonder”), holders of Legacy Sonder’s common stock and certain other securityholders are entitled to receive their pro rata share of up to an aggregate of 725,000 additional shares of our common stock (after adjusting for the Reverse Stock Split, referred to as the “Earn Out Shares”) as consideration, if our common stock achieves certain benchmark share prices (each achievement of such a benchmark being referred to as a “Triggering Event”) as contemplated by the Agreement and Plan of Merger for the Business Combination. If no Triggering Event occurs prior to July 17, 2027, no Earn Out Shares will be issued.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all of the securities beneficially owned by them. To our knowledge, no shares beneficially owned by any executive officer or director have been pledged as security, other than certain shares of Sonder Canada Inc. (which are exchangeable into shares of common stock) held by our CEO that are pledged to the Canada Revenue Agency as a security for payment of tax obligations. Unless otherwise indicated, the mailing address of each person below is c/o Sonder Holdings Inc., 447 Sutter Street Suite 405 #542, San Francisco, CA 94108.

Principal Stockholders

Name of the Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock
5% stockholders
Entities affiliated with Atreides(1)	1,814,918	8.2%
Entities affiliated with Spark Capital(2)	733,927	6.3%
iNovia Growth Capital Inc.(3)	630,946	5.3%
Directors and named executive officers
Francis Davidson(4)	623,478	5.4%
Dominique Bourgault(5)	61,070	*
Martin Picard(6)	100,131	*
Nabeel Hyatt	—	*
Frits Dirk van Paasschen(7)	30,809	*
Janice Sears(8)	18,650	*
Michelle Frymire(9)	15,192	*
Prashant (Sean) Aggarwal(10)	15,032	*
Sanjay Banker(11)	192,724	1.6%
Simon Turner(12)	8,874	*
All directors and executive officers as a group (12 persons)	1,123,460	9.6%

* Represents less than 1% of our outstanding common stock.
(1) Beneficial ownership is as of December 31, 2023, and is based on information contained in the Schedule 13G/A filed with the SEC on February 14, 2024 by Atreides Management, LP, Atreides Management, LLC and Gavin Baker (as managing member of Atreides Management, LLC with respect to the shares of common stock held by Atreides Foundation Master Fund LP and certain separately managed accounts managed by Atreides Management, LP) (collectively, the “Atreides Filers”). Beneficial ownership also includes 802,297 shares of common stock issuable upon conversion of 802,297 Preferred Shares held by the Atreides Filers. The Preferred Shares do not have voting rights until the Company receives the approval of the Nasdaq Proposal. The Atreides Filers each had shared voting power and dispositive power with respect to 1,012,621 shares of common stock. The shares are held directly by Atreides Foundation Master Fund LP and certain separately managed accounts managed by Atreides Management, LP. Atreides Foundation Master Fund LP has the right to receive and/or the power to direct the receipt of dividends from, or the proceeds from the sale of, more than five percent of our common stock. The business address of the Atreides Filers is One International Place, Suite 4410, Boston, MA 02110.
(2) Beneficial ownership is as of December 31, 2023, and is based solely on information contained in the Schedule 13G/A filed with the SEC on February 6, 2024 by Spark Capital IV, L.P. (“Spark IV”), Spark Capital Founders’ Fund IV, L.P. (“Spark IV FF” and together with Spark IV, the “Spark Entities”) and Spark Management Partners IV, LLC (“Spark IV GP”). Consists of (i) 726,737 shares of common stock held of record by Spark IV and (ii) 7,190 shares of common stock held of record by Spark IV FF. Spark IV GP is the general partner of each of the Spark Entities and may be deemed to have voting, investment and dispositive power with respect to these securities. Paul Conway, Alex Finkelstein and Santo Politi are the managing members of Spark IV GP and may be deemed to share voting, investment and dispositive power with respect to these securities. Nabeel Hyatt, a member of the Board, holds an interest in Spark IV GP but does not share voting, investment or dispositive power with respect to these securities. Mr. Hyatt disclaims beneficial ownership of the shares held by the Spark Entities, except to the extent of his pecuniary interest therein. The business address of the Spark Entities is 137 Newbury St., 8th Floor, Boston, Massachusetts 02116.

(3)    Beneficial ownership is as of August 23, 2024, and is based solely on information contained in the Schedule 13G filed with the SEC on August 23, 2024 by iNovia Growth Capital Inc. Includes (i) 306,897 shares of common stock, of which 152,964 shares are owned directly by iNovia Growth Fund, L.P., 17,534 shares are owned directly by iNovia Growth Fund-A, L.P. and 136,399 shares are owned directly by iNovia Growth SPV - Quebec, L.P., (ii) 219,110 shares of common stock issuable upon conversion of 219,110 Preferred Shares, of which 196,751 shares are owned directly by iNovia Growth Fund, L.P. and 22,359 shares are owned directly by iNovia Growth Fund-A, L.P., and (iii) 104,939 shares of common stock issuable upon the exchange of exchangeable shares (the “Exchangeable Shares”) of Sonder Canada Inc., a subsidiary of the Company, corresponding to 104,939 shares of post-combination special voting common stock, par value $0.0001 per share, of the Company, of which 95,835 shares are owned directly by iNovia Growth Fund, L.P. and 9,104 shares are owned directly by iNovia Growth Fund-A, L.P. Excludes 29,508 shares of common stock to be issued upon the achievement of certain share price targets, of which 17,826 shares, 1,909 shares and 9,773 shares will be issued to iNovia Growth Fund, L.P., iNovia Growth Fund-A, L.P. and iNovia Growth SPV - Quebec, L.P., respectively. iNovia Growth Capital Inc. is the general partner of each of iNovia Growth Fund, L.P., iNovia Growth Fund-A, L.P. and iNovia Growth SPV - Quebec, L.P., and may be deemed to share beneficial ownership of the shares of Common Stock of which each of iNovia Growth Fund, L.P., iNovia Growth Fund-A, L.P. and iNovia Growth SPV - Quebec, L.P. is the record owner. iNovia Growth Capital Inc. is the general partner of each of iNovia Growth Fund, L.P., iNovia Growth Fund-A, L.P. and iNovia Growth SPV - Quebec, L.P. In such capacities, iNovia Growth Capital Inc. may be deemed to beneficially own the securities owned directly by iNovia Growth Fund, L.P., iNovia Growth Fund-A, L.P. and Inovia Growth SPV - Quebec, L.P., but disclaims beneficial ownership of the securities reported herein except to the extent of its pecuniary interest therein. The address of the principal business office of iNovia Growth Capital Inc. is 3 Place Ville-Marie, Suite, 12350, Montreal, Quebec, Canada 1H3B 0E7.
(4) Consists of (a) 203,010 shares of common stock held beneficially by Mr. Davidson, of which 74,942 shares are subject to a Company repurchase right that will terminate unless Sonder achieves a stock price of $105.40 by November 15, 2026, (b) 371,069 shares of Special Voting common stock, and (c) 46,799 shares of common stock subject to outstanding options which are exercisable within 60 days of September 6, 2024. Excludes 1,000,000 shares of common stock issuable upon conversion of 1,000,000 Preferred Shares held by Mr. Davidson. Mr. Davidson has agreed that he may not convert any Preferred Shares to common stock prior to the Company’s receipt of the approval of the Nasdaq Proposal. The Preferred Shares do not have voting rights until the Company receives the approval of the Nasdaq Proposal.
(5) Consists of (a) 5,000 shares of common stock held beneficially by Mr. Bourgault and (b) 56,070 shares of common stock subject to outstanding options which are exercisable within 60 days of September 6, 2024.
(6) Consists of (a) 2,570 shares of common stock held beneficially by Mr. Picard and (b) 97,561 shares of common stock subject to outstanding options which are exercisable within 60 days of September 6, 2024.
(7) Consists of (a) 7,868 shares of common stock held directly by Mr. van Paasschen and (b) 10,424 shares of common stock subject to outstanding options and 12,517 shares of common stock subject to outstanding RSUs which are exercisable within 60 days of September 6, 2024.
(8) Consists of (a) 5,546 shares of common stock held directly by Ms. Sears and (b) 13,104 shares of common stock subject to outstanding RSUs which will vest within 60 days of September 6, 2024.
(9) Consists of (a) 2,380 shares of common stock held directly by Ms. Frymire and (b) 12,812 shares of common stock subject to outstanding RSUs which will vest within 60 days of September 6, 2024.
(10) Consists of (a) 2,822 shares of common stock held directly by Mr. Aggarwal and (b) 12,210 shares of common stock subject to outstanding RSUs which will vest within 60 days of September 6, 2024.
(11) Consists of (a) 4,200 shares of common stock held directly by Mr. Banker and (b) 182,266 shares of common stock subject to outstanding options and 6,258 shares of common stock subject to outstanding RSUs which are exercisable or will vest within 60 days of September 6, 2024. Excludes 29,000 shares of common stock issuable upon conversion of 29,000 Preferred Shares held by Mr. Banker. Mr. Banker has agreed that he may not convert any Preferred Shares to common stock prior to the Company’s receipt of the approval of the Nasdaq Proposal. The Preferred Shares do not have voting rights until the Company receives the approval of the Nasdaq Proposal.
(12) Consists of 8,874 shares of common stock subject to outstanding RSUs which will vest within 60 days of September 6, 2024.

OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors
Katherine E. Potter
Secretary

September 9, 2024

APPENDIX A
FORM OF CERTIFICATE OF AMENDMENT OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
SONDER HOLDINGS INC.
Sonder Holdings Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Company”), does hereby certify that:
1. The name of the Company is Sonder Holdings Inc.
2. This Certificate of Amendment (this “Certificate of Amendment”) amends the provisions of the Company’s Certificate of Incorporation, as amended, and any amendments thereto (the “Certificate of Incorporation”), last amended by a Certificate of Amendment of Amended and Restated Certificate of Incorporation filed with the Secretary of State on September 18, 2023.
3. The first paragraph of Article IV of the Certificate of Incorporation is hereby amended to read in its entirety as set forth below:
“The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Company is authorized to issue is 401,809,144 shares, consisting of (a) 151,809,144 shares of General Common Stock (the “General Common Stock”), including (i) 149,809,144 shares of Common Stock (the “Common Stock”), and (ii) 2,000,000 shares of Special Voting Common Stock (the “Special Voting Common Stock”), and (b) 250,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).”
4. This amendment was duly adopted in accordance with the provisions of Sections 212 and 242 of the General Corporation Law of the State of Delaware.
5. This Certificate of Amendment shall be effective as of     , Eastern Time, on the date written below.
6. All other provisions of the Certificate of Incorporation shall remain in full force and effect.
IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be signed by its officer thereunto duly authorized this day of         , 2024.

SONDER HOLDINGS INC.
By:
A-1

SONDER HOLDINGS INC.
447 SUTTER ST., SUITE 405 #542
SAN FRANCISCO, CALIFORNIA 94108

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on September 29, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SOND2024SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 29, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V56406-S96060 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SONDER HOLDINGS INC.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). **If no direction is made, this proxy will be voted FOR the Nasdaq Proposal, the Share Increase Amendment Proposal and the Adjournment Proposal.** If any other matters properly come before the meeting or any adjournment or postponement thereof, the persons named in this proxy will vote in their discretion.

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as Joint tenants, all parties in the joint tenancy must sign. If a signer or corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V56407-S96060

SONDER HOLDINGS INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

SPECIAL MEETING OF STOCKHOLDERS
SEPTEMBER 30, 2024

The stockholder(s) hereby appoint(s) Francis Davidson and Katherine E. Potter, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Special Voting Common) Stock of Sonder Holdings Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 1:00 PM, Eastern Time on September 30, 2024, virtually by visiting www.virtualshareholdermeeting.com/SOND2024SM, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NASDAQ PROPOSAL, THE SHARE INCREASE AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL. The proxy holders will vote, in their discretion, on any other business as may properly come before the meeting or any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE